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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 13, 1996


                              NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as specified in charter)



      Delaware                   0-11772              25-1411971
(State or other jurisdic-       (Commission     (IRS Employer
tion of incorporation)          File Number)    Identification No.)


55 Access Road, Warwick, Rhode Island                    02886
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (401) 732-6520




         (Former name or former address, if changed since last report.)
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ITEM 2.           ACQUISITION OF ASSETS.

         On October 21 1996, Nu-Tech Bio-Med, Inc. (the Company") acquired certain assets and assumed certain liabilites of Prompt Medical Billing Services, Inc., a Florida corporation ("Prompt Medical") related to Prompt Medical's medical billing services business located in Miami, Florida. The total aggregate purchase price payable by the Company was $675,000 of which $100,000 was paid in cash and the remainder in 37,404 shares of Common Stock of the Company.

         Among other things, the Company purchased the name "Prompt Medical Billing Services" and all customer contracts and relationships. The Company formed a wholly-owned subsidiary named NTBM Billing Services, Inc. to consummate the transaction and to operate the business being acquired.

         All of the purchase price has been placed in escrow for up to two years to secure Prompt Medical's guaranty of certain minimum revenue levels. Assuming that these revenue levels are maintained, the cash portion of the purchase price shall be paid out in equal quarterly installments. The shares of Common Stock will be held in escrow for the entire two year period.

         The Company entered into an employment agreement with Judith Prussin, a shareholder and officer of Prompt Medical, whereby Ms. Prussin will be retained to operate the business. Additionally, the Company entered into a consulting agreement with Health Systems Development Corporation whereby Health Systems will assist the Company in developing and expanding the business.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         a. Financial Statements of Businesses Acquired.

         Pursuant to Item 7 of Form 8-K, the following financial statements of Prompt Medical Billing Services, Inc. are annexed hereto:

         99.1. Audited Financial Statements for the period from March 1, 1994 (date of inception) to December 31, 1994, together with report of independent accountants;

         99.2. Audited Financial Statements for the year ended December 31, 1995, together with report of independent accountants.

         99.3. Unaudited Financial Statements for the six month period ended June 30, 1996.

         b. Unaudited Pro Forma Financial information.

         Pursuant to Item 7 of Form 8-K, the Company has annexed hereto the Unaudited Pro Forma Combined Balance Sheet which has been prepared as if the acquisition was consummated as of June 30, 1996 and the Unaudited Pro Forma Combined Statement of Operations for the periods ending December 31, 1995 and June 30, 1996 as if the acquisition occurred at the beginning of such periods.

         99.4 Pro Forma Financial Statements of Nu-Tech Bio-Med, Inc.

         c. Exhibits.

                  2.1 Asset Purchase Agreement dated September 13, 1996, among Nu-Tech Bio-Med, Inc., NTBM Billing Services, Inc., Prompt Medical Services, Inc., Judith Prussin and Jeffrey Prussin (filed without exhibits or schedules)(previously filed as Exhibit 2.1 to Form 8-K).


                  23.1 Consent of McClain & Company LLP, independent auditors of Prompt Medical Billing Services, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NU-TECH BIO-MED, INC.



                                       By: /s/ J. Marvin Feigenbaum
                                          -------------------------------------
                                          J. Marvin Feigenbaum
                                          Chairman of the Board,
                                          President, Chief Executive
                                          and Chief Financial Officer

Dated: November 12, 1996

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                                EXHIBIT INDEX



Exhibit No.                Description



    2.1 Asset Purchase Agreement dated September 13, 1996, among Nu-Tech Bio-Med, Inc., NTBM Billing Services, Inc., Prompt Medical Services, Inc., Judith Prussin and Jeffrey Prussin (filed without exhibits or schedules)(previously filed as Exhibit 2.1 to Form 8-K).


    23.1 Consent of McClain & Company LLP, independent auditors of Prompt Medical Billing Services, Inc.


         Financial statements of Prompt Medical Billing Services, Inc.

    99.1 Audited Financial Statements for the period from March 1, 1994 (date of inception) to December 31, 1994, together with report of independent accountants;

    99.2 Audited Financial Statements for the year ended December 31, 1995, together with report of independent accountants.

    99.3 Unaudited Financial Statements for the six month period ended June 30, 1996.

                Pro Forma Financial Statements of the Company

    99.4                   Pro Forma Financial Statements of Nu-Tech
                           Bio-Med, Inc.